EXHIBIT 10.63


                            COMFORT SYSTEMS USA, INC.

                       FIRST AMENDMENT TO CREDIT AGREEMENT


            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 14, 1999 and entered into by and among COMFORT SYSTEMS USA, INC., a Delaware corporation (the "COMPANY"), the other Credit Support Parties (as defined in Section 4 hereof), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively the "GUARANTORS"), the banks and other financial institutions listed on the signature pages hereto under the caption "BANKS" (together with each other Person who becomes a Bank, collectively the "BANKS"), BANK ONE, TEXAS, N.A. individually as a bank ("BOT") and as administrative agent for the other Banks (in such capacity together with any other Person who becomes the administrative agent, the "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, individually as a Bank ("BTCO") and as syndication agent for the other Banks (in such capacity together with any other Person who becomes the syndication agent, the "SYNDICATION AGENT"), and NATIONS BANK, N.A., individually as a Bank ("NB") and as documentation agent for the other Banks (in such capacity together with any other Person who becomes the documentation agent, the "DOCUMENTATION AGENT"); and together with the Administrative Agent and the Syndication Agent, the "AGENTS"), CREDIT LYONNAIS, individually as a Bank and Co-Agent, NATIONAL CITY BANK, individually as a Bank and as Co-Agent, and THE BANK OF NOVA SCOTIA, individually as a Bank and as Co-Agent (collectively, the "CO-AGENTS"), and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of December 14, 1998, by and among the Company, the Guarantors, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Co-Agents (the "CREDIT AGREEMENT"), and to other Loan Documents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Loan Parties and the Banks desire to amend the Credit Agreement to permit the Company to make certain other Investments having a cost to the Company and its Subsidiaries not exceeding $2,000,000 in the aggregate over the life of the Credit Agreement.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1.  AMENDMENT TO THE CREDIT AGREEMENT

            1.1   AMENDMENT TO SECTION 8.5:  INVESTMENTS

            Section 8.5(e) of the Credit Agreement is hereby amended by deleting the reference to "$500,000" contained therein and substituting "$2,000,000" therefor.
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            SECTION 2.  CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

            A. On or before the Amendment Effective Date, the Company shall deliver to the Banks (or to the Agents for the Banks) the following, each, unless otherwise noted, dated the Amendment Effective Date:

                  1. A certificate of the secretary or an assistant secretary of the Company and of the Guarantors certifying: (i) that the resolutions of its Board of Directors of the Company and of the Guarantors approving and authorizing the execution, delivery, and performance of the Credit Agreement and amendments thereto delivered on the Effective Date, are in full force and effect and have not been amended, supplemented or otherwise modified since December 14,1998 and (ii) that the signature and incumbency certificates of the officers of each of the Company and of the Guarantors delivered on the Effective Date, are in full force and effect and have not been amended, supplemented or otherwise modified since December 14, 1998; and

                  2. Counterparts of this Amendment executed by the Requisite Banks and each of the other parties hereto.

            B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Banks, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

            SECTION 3.  REPRESENTATIONS AND WARRANTIES

            In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company and each other Loan Party party hereto represents and warrants to each Bank that the following statements are true, correct and complete as to itself:

            A. CORPORATE POWER AND AUTHORITY. Each Loan Party party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby and the Company and each other Loan Party party hereto has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as further amended by this Amendment (the "AMENDED AGREEMENT").

            B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this

Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company and each of the other Loan Parties party hereto, as the case may be.

            C. NO CONFLICT. The execution and delivery by each Loan Party party hereto of this Amendment and the performance by such Loan Party of this Amendment and the performance by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default any Contractual Obligation of the Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agents on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company or any of its Subsidiaries.

            D. GOVERNMENTAL CONSENTS. The execution and delivery by each Loan Party party hereto of this Amendment and the performance by such Loan Party of this Amendment and the performance by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Loan Party party hereto and this Amendment and the Amended Agreement are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article VI of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

            SECTION 4.  ACKNOWLEDGEMENT AND CONSENT

            The Company is a party to certain Collateral Documents pursuant to which the

Company has created Liens in favor of the Agents on certain Collateral to secure the Obligations. Each of the other Loan Parties party hereto is a party to certain Collateral Documents and the Guaranty, pursuant to which each such Loan Party has (i) guarantied the Obligations and (ii) created Liens in favor of the Agents on certain Collateral to secure the obligations of such Loan Party under the Guaranty. The Loan Parties party hereto are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Collateral Documents and the Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents and the Guaranty and this Amendment and consents to the further amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the other Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party (other than the Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

            SECTION 5.  MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Company acknowledges that all reasonable costs, fees and expenses as described in Section 12.4 of the Credit Agreement incurred by the Syndication Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

            C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1, which shall become effective upon the satisfaction of each of the conditions set forth in Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Requisite Banks and each of the other parties hereto and receipt by the Company and the Agents f written or telephonic notification of such execution and authorization of delivery thereof.

                 [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.





                                    BORROWER:

                                    COMFORT SYSTEMS USA, INC.


                                    By:/s/______________________________
                                            J. Gordon Beittenmiller
                                            Senior Vice President and
                                            Chief Financial Officer

                                     GUARANTORS:

                                       ACCURATE AIR SYSTEMS, INC.
                                       ACCU-TEMP LP, INC.
                                       ACCU-TEMP, LLC
                                       ACI MECHANICAL, INC.
                                       ADAMS MECHANICAL SERVICES, INC.
                                       ADAMS MECHANICAL, SERVICES, INC.
                                       AIR POWER SYSTEMS, INC.
                                       AIR POWER SYSTEMS, INC.
                                       AIR SOLUTIONS, INC.
                                       ALLSTATE MECHANICAL, INC.
                                       AMERICAN REFRIGERATION CONTRACTORS, INC.
                                       ARMANI PLUMBING & MECHANICAL
                                       ATLAS AIR CONDITIONING COMPANY
                                       ATLAS COMFORT SERVICES USA, INC.
                                       BATCHELOR'S MECHANICAL CONTRACTORS, INC.
                                       BCM CONTROLS CORPORATION
                                       CEL, INC.
                                       CENTRAL MECHANICAL CONSTRUCTION CO., INC.
                                       CENTRAL MECHANICAL INC.
                                       CLIMATE CONTROL, INC.
                                       CONTRACT SERVICE, INC.
                                       CS44 ACQUISITION CORPORATION
                                       DESIGN MECHANICAL INCORPORATED
                                       DYNASTAR, INC.
                                       E.L. PRUITT COMPANY
                                       EASTERN HEATING & COOLING, INC.
                                       EASTERN REFRIGERATION CO., INC.
                                       EDISON COOLING SYSTEMS, INC.
                                       EDS, INC.
                                       F&G MECHANICAL CORPORATION
                                       FRED HAYES MECHANICAL CONTRACTORS, INC.
                                       FREEWAY HEATING & AIR CONDITIONING, INC.
                                       GMS AIR CONDITIONING, INC.
                                       GOTHAM AIR CONDITIONING SERVICE, INC.
                                       GULFSIDE MECHANICAL, INC.
                                       H & H PLUMBING & HEATING, INC.

                                       HARRIS GENERAL & MECHANICAL
                                          CONTRACTORS, INC.
                                       HELM CORPORATION
                                       HELM CORPORATION SAN DIEGO
                                       HESS MECHANICAL CORPORATION
                                       HILLCREST SHEET METAL, INC.
                                       INDUSTRIAL COOLING INC.
                                       JAMES AIR CONDITIONING ENTERPRISES, INC.
                                       KILGUST MECHANICAL, INC.
                                       KUEMPEL SERVICE, INC.
                                       LAWRENCE SERVICE, INC.
                                       LOWRIE ELECTRIC CO., INC.
                                       MANDELL MECHANICAL CORPORATION
                                       MARTIN HEATING, INC.
                                       MAXIMUM REFRIGERATION & AIR
                                          CONDITIONING CORPORATION
                                       MEADOWLANDS FIRE PROTECTION CORP.
                                       MECHANICAL SERVICE GROUP, INC.
                                       MJ MECHANICAL SERVICES, INC.
                                       NOGLE & BLACK MECHANICAL, INC.
                                       NORTH AMERICAN MECHANICAL, INC.
                                       NORTH JERSEY MECHANICAL CONTRACTORS, INC.
                                       OK SHEET METAL & AIR CONDITIONING, INC.
                                       QUALITY AIR HEATING & COOLING, INC.
                                       RADNEY PLUMBING, INC.
                                       RIVER CITY MECHANICAL, INC.
                                       RIVER CITY MECHANICAL, INCORPORATED
                                       ROSS & ASSOCIATES
                                       S&K AIR CONDITIONING CO., INC.
                                       S. I. GOLDMAN
                                       S.M. LAWRENCE COMPANY, INC.
                                       SALMON & ALDER, INC.
                                       SEASONAIR, INC.
                                       SHAMBAUGH & SON, INC.
                                       SOUTHERN BLUEGRASS MECHANICAL, INC.
                                       STANDARD HEATING & AIR CONDITIONING
                                          COMPANY

                                       SUPERIOR HEATING AND SHEET METAL
                                          COMPANY
                                       TARGET CONSTRUCTION, INC.
                                       TECH HEATING AND AIR CONDITIONING,
                                          INC.
                                       TECH MECHANICAL, INC.
                                       TEMP-RIGHT SERVICE, INC.
                                       TEMPRITE AIR CONDITIONING AND
                                          REFRIGERATION, INC.
                                       THE CAPITAL REFRIGERATION COMPANY
                                       THE FAGAN COMPANY
                                       THE HARVEY ROBBIN COMPANY
                                       TRI-CITY MECHANICAL, INC.
                                       TROOST SERVICE CO.
                                       UNITED ENVIRONMENTAL SERVICES, INC.
                                       WALKER-J-WALKER, INC.
                                       WEATHER ENGINEERING, INC.
                                       WESTERN BUILDING SERVICES, INC.
                                       WOODCOCK & ASSOCIATES, INC.



                                      By: __/s/_____________________________
                                                 J. Gordon Beittenmiller
                                                     Vice President

                                    ADMINISTRATIVE AGENT/BANK:

                                    BANK ONE, TEXAS, N.A.,
                                    AS ADMINISTRATIVE AGENT AND INDIVIDUALLY,
                                    AS A BANK


                                    By:___/s/_____________________________
                                    Name: _________________________________
                                    Title: __________________________________

                                    SYNDICATION AGENT/ BANK:

                                    BANKERS TRUST COMPANY,
                                    AS SYNDICATION AGENT AND INDIVIDUALLY AS A
                                      BANK


                                    By:_________________________________
                                    Name: ______________________________
                                    Title: _______________________________





                                    DOCUMENTATION AGENT/ BANK:

                                    NATIONSBANK, N.A.,
                                    AS DOCUMENTATION AGENT AND INDIVIDUALLY,
                                    AS A BANK


                                       By:
                                    ___/s/__________________________________
                                    Name: __________________________________
                                    Title:__________________________________



                                    CO-AGENT/ BANK:

                                    CREDIT LYONNAIS, NEW YORK BRANCH,
                                    AS CO-AGENT AND INDIVIDUALLY, AS A BANK


                                    By: _____/s/_______________________________
                                    Name: _____________________________________
                                    Title:_____________________________________

                                    CO-AGENT/BANK:

                                    NATIONAL CITY BANK,
                                    AS CO-AGENT AND INDIVIDUALLY, AS A BANK



                                    By:_/s/____________________________________
                                        Michael J. Durbin
                                        Vice President








                                    CO-AGENT/ BANK:

                                    THE BANK OF NOVA SCOTIA,
                                    AS CO-AGENT AND INDIVIDUALLY, AS A BANK



                                     By: /s/__________________________________
                                     Name: ___________________________________
                                     Title:___________________________________







                                     BANK:

                                     THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                     BANK:

                                     STAR BANK, NATIONAL ASSOCIATION


                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________




                                     BANK:

                                     UNION BANK OF CALIFORNIA, N.A.



                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________


                                     BANK:

                                     BANK OF MONTREAL


                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                     BANK:

                                     SOCIETE GENERALE, SOUTHWEST AGENCY


                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________






                                     BANK:

                                     COMERICA BANK



                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________






                                     BANK:

                                     BANK POLSKA, KASA OPIEKI S.A., PEKOA S.A.
                                     GROUP, NEW YORK BRANCH



                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                     BANK:

                                     LASALLE NATIONAL BANK



                                     By: /s/__________________________________
                                     Name:____________________________________
                                     Title:___________________________________